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                                                                 EXHIBIT 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-3 of our report, dated April 2, 1999, which appears in the Annual Report on Form 10-KSB of Bikers Dream, Inc. and subsidiaries for the year ended December 31, 1998. We also consent to the reference to our Firm under the captions "Experts" in the aforementioned Registration Statement.



/s/ SINGER LEWAK GREENBAUM & GOLDSTEIN LLP


Los Angeles, California
May 13, 1999